UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) August 1, 2012


                        ADVANCED TECHNOLOGIES GROUP, LTD.
             (Exact name of registrant as specified in its charter)

          Nevada                         0-30987                  80-0987213
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

331 Newman Springs Rd., Bld. 1, 4 Fl. Suite 143
              Red Bank, NJ                                           07701
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (732-784-2801)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER MATTERS

     Advanced Technologies Group, Ltd, a Nevada corporation ("ATG" or the "Company") announced today that on or about August 1, 2012 it received a letter from the company that maintains ATG's MoveIdiot.com website claiming unpaid fees for its services of approximately $85,000. ATG does not believe that this amount is due and is engaged in discussions to resolve this matter. The MoveIdiot.com website is not currently in operation pending a decision by the Company as to whether or not to proceed with the development of this website.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCED TECHNOLOGIES GROUP, LTD.


                                       By: /s/ Alex Stelmak
                                          --------------------------------------
                                       Name:  Alex Stelmak
                                       Title: Chief Executive Officer

Date: August 23, 2012



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